                                                                   EXHIBIT 10.16

                                                     Service Agreement No. FSGA1


                   FORM OF SERVICE AGREEMENT - SG FACILITIES
                            UNDER RATE SCHEDULE FT


     THIS AGREEMENT, made and entered into as of this 1st day of August, 2000, by and between Southern Natural Gas Company, a Delaware corporation, hereinafter referred to as "Company", and Atlanta Gas Light Company, a Georgia corporation, hereinafter referred to as "Shipper",

                                  WITNESSETH:

     WHEREAS, Company is an interstate pipeline, as defined in Section 2(15) of the Natural Gas Policy Act of 1978 (NGPA); and

     WHEREAS, Shipper has requested firm transportation on Company's South Georgia Facilities pursuant to Rate Schedule FT of various supplies of gas for redelivery for Shipper's account and has submitted to Company a request for such transportation service in compliance with Section 2.1 of the General Terms and Conditions applicable to such Rate Schedule FT; and

     WHEREAS, Shipper may acquire, from time to time, released firm transportation capacity under Section 22 of the General Terms and Conditions for Rate Schedules FT and IT of Company's FERC Gas Tariff; and

     WHEREAS, Company has agreed to provide Shipper with transportation of such gas supplies or through such acquired capacity release in accordance with the terms and conditions of this Agreement and pursuant to such necessary regulatory authorizations acceptable to Company and Shipper, including Part 284 of the Regulations of the Federal Energy Regulatory Commission (Commission).

     NOW THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I
                            TRANSPORTATION QUANTITY

     1.1 Subject to the terms and provisions of this Agreement, Rate Schedule FT, and the General Terms and Conditions thereto, Shipper agrees to deliver or cause to be delivered at the Lee County Receipt Point, under a Service Agreement pursuant to Company's transportation Rate Schedules or at other Receipt Point(s) described herein on Exhibit A to this Agreement, if applicable, a quantity of natural gas per day up to the total Transportation Demand set forth on Exhibit B hereto.

                                                     Service Agreement No. FSGA1

     1.2 Subject to the terms and provisions of this Agreement, Rate Schedule FT and the General Terms and Conditions thereto, Company agrees to accept such deliveries at the Receipt Point(s) and shall redeliver a thermally equivalent quantity of gas, less the applicable fuel charge as set forth in Rate Schedule FT, to Shipper at the Delivery Point(s) described in Exhibit B and Exhibit B-1 hereto. Company's obligation to redeliver gas at any Delivery Point on a firm basis is limited to the Maximum Daily Delivery Quantity (MDDQ) for each Delivery Point specified in Exhibit B. The sum of MDDQ's for the Delivery Points on Exhibit B shall equal the Transportation Demand.

     1.3 In the event Shipper is the successful bidder on released firm transportation capacity on the South Georgia Facilities under Section 22 of Company's General Terms and Conditions, Company will promptly finalize by means of SoNet Premier the appropriate Addendum to this Agreement in the format attached hereto. Upon the finalization of an Addendum, subject to the terms, conditions and limitations hereof and of Company's Rate Schedule FT, Company agrees to provide the released firm transportation service to Shipper under Rate Schedule FT, the General Terms and Conditions applicable thereto, and this Agreement.


                                  ARTICLE II
                             CONDITIONS OF SERVICE


     2.1 It is recognized that service hereunder is provided on a firm basis on the South Georgia Facilities pursuant to and in accordance with the provisions of Company's Rate Schedule FT, and the General Terms and Conditions thereto, which are contained in Company's FERC Gas Tariff, as in effect from time to time, and which are hereby incorporated by reference. In the event of any conflict between this Agreement and Rate Schedule FT, the terms of Rate Schedule FT shall govern as to the point of conflict. Any limitation of transportation service hereunder shall be in accordance with the priorities set out in Rate Schedule FT and the General Terms and Conditions thereto.

     2.2 This Agreement shall be subject to all provisions of the General Terms and Conditions applicable to Company's Rate Schedule FT as such conditions may be revised from time to time. Company shall provide to Shipper the filings Company makes at the Commission of such provisions of the General Terms and Conditions or other matters relating to Rate Schedule FT.

     2.3 Company shall have the right to discontinue service under this Agreement in accordance with Section 15.3 of the General Terms and Conditions for Rate Schedules FT and IT.

     2.4 The parties hereto agree that neither party shall be liable to the other party for any special, indirect, or consequential damages (including, without limitation, loss of profits or business interruption) arising out of or in any manner related to this Agreement.

                                                      Service Agreement No.FSGA1


     2.5 This Agreement is subject to the provisions of Part 284 of the Commission's Regulations under the NGPA and the Natural Gas Act. Upon termination of this agreement, Company and Shipper shall be relieved of further obligation to the other party except to complete the transportation of gas underway on the day of termination, to comply with the provisions of Section 14 of the General Terms and Conditions for Rate Schedules FT and IT with respect to any imbalances existing upon termination of this Agreement, to render reports, and to make payment for all obligations accruing prior to the date of termination.

                                 ARTICLE III
                                   NOTICES

     3.1 Except as provided in Section 7.6 herein, notices hereunder shall be given pursuant to the provisions of Section 18 of the General Terms and Conditions to the respective party at the applicable address, telephone number or facsimile machine number stated in Exhibit D or such other addresses, telephone numbers or facsimile machine numbers as the parties shall respectively hereunder designate in writing from time to time:


                                  ARTICLE IV
                                     TERM

     4.1 Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written, and shall be in full force and effect for the primary term(s) set forth on Exhibit B hereto, if applicable, and shall continue and remain in force and effect for successive evergreen terms specified on Exhibit B hereto unless and until canceled by either party giving the required amount of written notice to the other party prior to the end of the primary term(s) or any extension thereof.

     4.2 In the event Shipper has not contracted for firm Transportation Demand under this Agreement directly with Company, as set forth on Exhibit B hereto, then the term of this Agreement shall be effective as of the date first hereinabove written and shall remain in full force and effect for a primary term through the end of the month and month to month thereafter for purposes of acquiring capacity release unless canceled by either party giving at least five
(5) days written notice to the other party prior to the end of the primary term or any extension thereof. It is provided, however, that this Agreement shall not terminate prior to the expiration of the effective date of any Addendum to this Agreement.

                                                     Service Agreement No. FSGA1

                                   ARTICLE V
                             CONDITIONS PRECEDENT

     5.1 Unless otherwise agreed to by the parties, the terms of Rate Schedule FT and the General Terms and Conditions thereto shall apply to the acquisition or construction of any facilities necessary to effectuate this Agreement. Other provisions of this Agreement notwithstanding, Company shall be under no obligation to commence service hereunder unless and until all facilities, of whatever nature, as are required to permit the measurement, transportation, and delivery of natural gas hereunder have been authorized, installed, and are in operating condition.

                                  ARTICLE VI
                                 REMUNERATION

     6.1 Shipper shall pay Company monthly for the transportation services rendered hereunder the charges specified in Rate Schedule FT, and on each effective Addendum, as applicable, including any penalty and other authorized charges assessed under Rate Schedule FT and the General Terms and Conditions applicable thereto. For service requested from Company under Rate Schedule FT, Company shall notify Shipper as soon as practicable of the date services will commence hereunder, and if said date is not the first day of the month, the Reservation Charge for the first month of service hereunder shall be adjusted to reflect only the actual number of days during said month that transportation service is available. Company may agree from time to time to discount the rate charged Shipper for services provided hereunder in accordance with the provisions of Rate Schedule FT. Said discounted charge shall be set forth on Exhibit E hereto.

     6.2 The rates and charges provided for under Rate Schedule FT shall be subject to increase or decrease pursuant to any order issued by the Commission in any proceeding initiated by Company or applicable to the services performed hereunder. Shipper agrees that Company, shall, without any further agreement by Shipper, have the right to change from time to time, all or any part of this Agreement, as well as all or any part of Rate Schedule FT, or the General Terms and Conditions thereto, including without limitation the right to change the rates and charges in effect hereunder, pursuant to Section 4(d) of the Natural Gas Act as may be deemed necessary by Company, in its reasonable judgment, to assure just and reasonable service and rates under the Natural Gas Act. It is recognized, however, that once an Addendum has been issued, Company cannot increase the Reservation Charge to be paid by Shipper under that Addendum. Nothing contained herein shall prejudice the rights of Shipper to contest at any time the changes made pursuant to this Section 6.2, including the right to contest the transportation rates or charges for the services provided under this Agreement, from time to time, in any subsequent rate proceedings by Company under Section 4 of the Natural Gas Act or to file a complaint under Section 5 of the Natural Gas Act with respect to such transportation rates or charges.

                                                     Service Agreement No. FSGA1


                                  ARTICLE VII
                                 MISCELLANEOUS


     7.1 This Agreement constitutes the entire Agreement between the parties and no waiver by Company or Shipper of any default of either party under this Agreement shall operate as a waiver of any subsequent default whether of a like or different character.

     7.2 The laws of the State of Alabama shall govern the validity, construction, interpretation, and effect of this Agreement.

     7.3 No modification of or supplement to the terms and provisions hereof shall be or become effective except by execution of a supplementary written agreement between the parties except that (i) Addenda shall be generated by Shipper's successful bids for released capacity; and (ii) Delivery Points may be added to or deleted from Exhibit B and the Maximum Daily Delivery Quantity for any Delivery Point may be changed upon execution by Company and Shipper of a revised Exhibit B to reflect such change(s). It is provided, however, that any such change to Exhibit B must include corresponding changes to the existing Maximum Daily Delivery Quantities, such that the sum of the changed Maximum Daily Delivery Quantities equals the Transportation Demand.

     7.4 This Agreement shall bind and benefit the successors and assigns of the respective parties hereto. Subject to the provisions of Section 22 of the General Terms and Conditions applicable hereto, neither party may assign this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party shall have the right to assign or pledge this Agreement under the provisions of any mortgage, deed of trust, indenture or similar instrument.

     7.5 Exhibits A, B, B-1, and/or C, if applicable, attached to this Agreement constitute a part of this Agreement and are incorporated herein.

     7.6 This Agreement is subject to all present and future valid laws and orders, rules, and regulations of any regulatory body of the federal or state government having asserting jurisdiction herein. After the execution of this Agreement for firm transportation capacity from Company, each party shall make and diligently prosecute all necessary filings with federal or other governmental bodies, or both, as may be required for the initiation and continuation of the transportation service which is the subject of this Agreement and to construct and operate any facilities necessary therefor. Each party shall have the right to seek such governmental authorizations as it deems necessary, including the right to prosecute its requests or applications for such authorization in the manner it deems appropriate. Upon either party's request, the other party shall timely provide or cause to be provided to the requesting party such information and material not within the requesting party's control and/or possession that may be required for such filings. Each party shall promptly inform the other party of any changes in the representations made by such party herein and/or in the information provided pursuant to this paragraph. Each party shall

                                                     Service Agreement No. FSGA1

promptly provide the party with a copy of all filings, notices, approvals, and authorizations in the course of the prosecution of its filings. In the event all such necessary regulatory approvals have not been issued or have not been issued on terms and conditions acceptable to Company or Shipper within twelve
(12) months from the date of the initial application therefor, then Company or Shipper may terminate this Agreement without further liability or obligation to the other party by giving written notice thereof at any time subsequent to the end of such twelve-month period, but prior to the receipt of all such acceptable approvals. Such notice will be effective as of the date it is delivered to the U.S. Mail, for delivery by certified mail, return receipt requested.

     7.7 This Agreement supersedes and cancels the Service Agreements (#830810) dated March 1, 1992 and (#U10630) dated October 26, 1998 between South Georgia Natural Gas Company and Shipper.

     7.8 Company and Shipper agree that this Agreement shall be subject to a right of first refusal by Shipper at the expiration of the primary term set forth on Exhibit B for such contract(s). Notwithstanding anything in Company's FERC Gas Tariff or FERC Order No. 637 to the contrary, Shipper's matching bid under the right of first refusal provisions of Company's FERC Gas Tariff shall not have to exceed (a) a maximum term of five years, and (b) up to 100% of the maximum lawful rolled-in rate under the rate schedule that applied to the service as of the expiration of the primary term of such contract, for Shipper to retain its capacity. This contractual right of first refusal shall apply to the firm contracts of any replacement shipper that receives a permanent assignment, in whole or in part, of Shipper's firm contract(s) set forth above.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above by their respective duly authorized officers.


Attest:                                 SOUTHERN NATURAL GAS COMPANY

_____________________________           By________________________________

                                        Title_____________________________


                                        ATLANTA GAS LIGHT COMPANY

_____________________________           By________________________________

                                        Title_____________________________

                                                     Service Agreement No. FSGA1



                                   EXHIBIT A
                                 RECEIPT POINT

     The Receipt Point under this Agreement shall be the Lee County Delivery Point (Point Code 809800) located at or near Section 19, Township 18 North, Range 27 East in Lee County, Alabama, or such other Receipt Point on the South Georgia Facilities as the parties may agree to pursuant to the provisions of Rate Schedule FT and the General Terms and Conditions thereto.

     In the event Company adds other active Receipt Points to the South Georgia Facilities, Company shall post such points on its SoNet Premier bulletin board, and Shipper may use such receipt points on a preferred interruptible basis as Exhibit A-1 receipt points under this Agreement and the provisions of Rate Schedule FT and the General Terms and Conditions thereto.

                                                     Service Agreement No. FSGA1

                                      B-1
                                DELIVERY POINTS


     All active Delivery Points on Company's South Georgia Facilities, a current list of which shall be maintained by Company on its SoNet Premier bulletin board.

                                                     Service Agreement No. FSGA1

                                   ADDENDUM

     Offer No.:________________________
     Addendum No.:_____________________

Acquiring Shipper:______________________________
Release Shipper:________________________________
Releasing Shipper's Contract No.:_______________
Effective Date of Release:____________________ through __________________
Is this capacity subject to right of recall?    Yes ____   No ____

Rates: Check all that apply:

     Monthly reservation charge ____________
     Reservation charge prorated for days of recall _____________

          OR

     Volumetric reservation charge __________________
                Volume commitment  __________________

     Reservation Charge (inclusive of reservation surcharges) $_______________

Transportation Demand: _______________________ (Mcf)

EXHIBIT "A"
     Firm                Maximum Daily Receipt
     Receipt Point          Quantity (MDRQ)

     ________________    _________________ (Mcf)

EXHIBIT "B"

     Firm                Maximum Daily Receipt
     Delivery Points        Quantity (MDDQ)

     ________________    _________________ (Mcf)
     ________________    _________________ (Mcf)
     ________________    _________________ (Mcf)

This Addendum, entered into pursuant to Southern Natural Gas Company's capacity release program and the executed SG Facilities Service Agreement under Rate Schedule FT between Southern and the Acquiring Shipper, is heretofore made a part of and subject to the aforementioned Service Agreement.

                FORM OF FIRM TRANSPORTATION SERVICE AGREEMENT
                             CONTRACT CODE: FSGA1
                                   EXHIBIT B



                                               PRIMARY               EVERGREEN
SERVICE   SERVICE      START      PRIMARY       NOTICE   EVERGREEN    NOTICE      DELIVERY POINTS                  MDDQ    CONTRACT
                                                                                  ---------------
 TYPE     TYPE CODE     DATE       TERM        REQUIRED    TERM      REQUIRED  POINT CODE   POINT NAME             (MCF)   PRESSURE
 ----     ---------     ----       ----        --------    -----     --------  ----------   ----------           ------------------
  FT        1        03/01/1992  04/30/2007    365 DAYS   YEARLY     270 DAYS    000250     MONTEZUMA             1,377     LINE
                                                                                 000390     AGL/VALDOSTA AREA    10,500     LINE







By:_________________________________________________                   By:_____________________________________________
              ATLANTA GAS LIGHT COMPANY                                           SOURTHERN NATURAL GAS COMPANY

Effective Date: AUGUST 1, 2000


SoNet Premier            SOUTHERN NATURAL GAS COMPANY                   PAGE   1


                 FORM OF FIRM TRANSPORTATION SERVICE AGREEMENT
                             CONTRACT CODE: FSGA1
                                    NOTICES
                                   EXHIBIT D

------------------------------------------------------------------------------------------------------------------------------------
                        PIPELINE                                                             ATLANTA GAS LIGHT COMPANY
------------------------------------------------------------------------------------------------------------------------------------
                                                NOTICES AND GENERAL CORRESPONDENCE
                                                ----------------------------------

SOUTHERN NATURAL GAS COMPANY                                        ATLANTA GAS LIGHT COMPANY
PO BOX 2563                                                         PO BOX 4569
BIRMINGAM,  AL 35202-2563                                           ATLANTA,  GA  30302-4569
                                                                    ATTENTION:   DENISE DOTSON
ATTENTION:  PIPELINE CUSTOMER SERVICES                              ATLANTA GAS LIGHT COMPANY
TELEPHONE NO.:   (205)  325-3854                                    TELEPHONE NO.:   (404) 584-3864
FACSIMILE MACHINE NO.:   (205)  326-2038                            PAGER NO.:   (404) 833-6705
                                                                    FACSIMILE MACHINE NO.:   (404) 584-3499


                                             DISPATCHING NOTICES - NOMINATIONS
                                             ---------------------------------

ATTENTION:  PIPELINE CUSTOMER SERVICES                              ATTENTION:   DENISE DOTSON
TELEPHONE NO.:   (205)  325-7638                                    ATLANTA GAS LIGHT COMPANY
FACSIMILE MACHINE NO.:   (205)  325-7303                            TELEPHONE NO.:   (404) 584-3864
                                                                    PAGER NO.:   (404) 833-6705
                                                                    FACSIMILE MACHINE NO.:   (404) 584-3499


                                           DISPATCHING NOTICES - OPERATIONAL FLOW ORDER
                                           --------------------------------------------

ATTENTION:  PIPELINE CUSTOMER SERVICES                              ATTENTION:   DENISE DOTSON
TELEPHONE NO.:   (205)  325-3854                                    ATLANTA GAS LIGHT COMPANY
FACSIMILE MACHINE NO.:   (205)  326-2038                            TELEPHONE NO.:   (404) 584-3864
                                                                    PAGER NO.:   (404) 833-6705
                                                                    FACSIMILE MACHINE NO.:   (404) 584-3499

                                                                    ATTENTION:   BRADLEY FREEMAN
                                                                    ATLANTA GAS LIGHT COMPANY
                                                                    TELEPHONE NO.:   (404) 584-4993
                                                                    PAGER NO.:   (404) 560-7663
                                                                    FACSIMILE MACHINE NO.:   (404) 584-4772

SoNet Premier            SOUTHERN NATURAL GAS COMPANY                     PAGE 2

                 FORM OF FIRM TRANSPORTATION SERVICE AGREEMENT
                             CONTRACT CODE: FSGA1
                                    NOTICES
                                   EXHIBIT D

----------------------------------------------------------------------------------------------
          PIPELINE                                     ATLANTA GAS LIGHT COMPANY
----------------------------------------------------------------------------------------------
                                                    ATTENTION: JAMES HENDERSON
                                                    ATLANTA GAS LIGHT COMPANY
                                                    TELEPHONE NO.: (404) 584-4477
                                                    FACSIMILE MACHINE NO.: (404) 584-4772

                                                    ATTENTION: SCOTT KOWALCZYK
                                                    ATLANTA GAS LIGHT COMPANY
                                                    TELEPHONE NO.: (404) 584-4340
                                                    FACSIMILE MACHINE NO.: (   )    -

                                                    ATTENTION: CAMERON PADGETT
                                                    ATLANTA GAS LIGHT COMPANY
                                                    TELEPHONE NO.: (404) 584-4477
                                                    FACSIMILE MACHINE NO.: (404) 584-4772

                                           24 HOUR EMERGENCY
                                           -----------------

ATTENTION: OPERATION SERVICES                       SEE GENERAL CORRESPONDENCE CONTACT
TELEPHONE NO.: (205) 325-7223
FACSIMILE MACHINE NO.: (205) 325-7375

(1) ALTERNATE CONTACT
---------------------
ATTENTION: OPERATION SERVICES                       SEE GENERAL CORRESPONDENCE CONTACT
TELEPHONE NO.: (205) 325-7305
FACSIMILE MACHINE NO.: (205) 325-7375

(2) ALTERNATE CONTACT
---------------------
ATTENTION: OPERATION SERVICES                       SEE GENERAL CORRESPONDENCE CONTACT
TELEPHONE NO.: (205) 325-7308
FACSIMILE MACHINE NO.: (205) 325-7375